                                                                    EXHIBIT 99.a


          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

The following unaudited pro forma combined condensed statements of income give effect to the acquisition of certain natural gas gathering and processing businesses from Kinder Morgan, Inc. (KMI). The acquisition was completed on April 5, 2000, and recorded as a purchase business combination.

The fiscal year-end of ONEOK, Inc. (ONEOK) was changed to December 31 effective January 1, 2000. The Transition Report filed on a Form 10-Q for the period September 1, 1999 through December 31, 1999 included, in addition to financial information for the transition period, unaudited condensed consolidated statement of income information for the twelve months ended December 31, 1999. The fiscal year-end of KMI is December 31. Accordingly, the accompanying unaudited pro forma combined condensed statements of income have been prepared using previously filed financial statements of ONEOK combined with comparable financial information of the businesses acquired from KMI. The unaudited pro forma combined condensed statements of income for the twelve months ended December 31, 1999, and the nine months ended September 30, 2000, assume that the acquisition occurred at the beginning of the earliest period presented and include the comparable twelve months ended December 31, 1999 and the nine month period ended September 30, 2000. A pro forma balance sheet as of September 30, 2000, is not presented because the acquisition is reflected in ONEOK's historical consolidated condensed balance sheet filed on Form 10-Q for the quarter ended September 30, 2000.

The unaudited pro forma combined condensed statements of income should be read in conjunction with the historical financial statements of ONEOK and the Businesses Acquired from Kinder Morgan, Inc. and "Management's Discussion and Analysis of Financial Condition and Results of Operations" of ONEOK. The unaudited pro forma combined condensed statements of income do not purport to represent what ONEOK's results of operations would actually have been if the acquisition had been consummated on the indicated date, nor are they necessarily indicative of ONEOK's results of operations for any future period. The results of operations for the nine months ended September 30, 2000, are not necessarily indicative of the results to be expected for the entire fiscal year.

This acquisition enhances ONEOK's interconnectivity and marketing arbitrage capability. ONEOK has focused on combining the businesses acquired from KMI with its existing businesses enabling ONEOK to take advantage of operating synergies. However, the pro forma information included herein does not give any effect to expected operating synergies. ONEOK has operated the acquired businesses substantially different than they have been operated, and as a result, expects the transaction to be accretive to earnings the first year even without expected synergies.

      Unaudited Pro Forma Combined Condensed Statement of Income
                     Twelve Months Ended December 31, 1999

                                                                             Businesses
                                                                              Acquired
                                                                                from
                                                                               Kinder       Pro Forma          Combined
                                                                   ONEOK       Morgan      Adjustments           Total
-------------------------------------------------------------------------------------------------------------------------
                                                                  (Thousands of Dollars, except per share amounts)
Operating Revenues                                               $2,070,983   $3,784,153      $      -         $5,855,136
Cost of gas                                                       1,310,774    3,675,867       (52,445)  (c)    4,934,196
-------------------------------------------------------------------------------------------------------------------------
Net Revenues                                                        760,209      108,286        52,445            920,940
-------------------------------------------------------------------------------------------------------------------------
Operating Expenses
  Operations and maintenance                                        349,006      120,661       (12,960)  (c)      456,707
  Depreciation, depletion, and amortization                         131,195       31,920        (3,637)  (a)      159,478
  General taxes                                                      41,985        9,109             -             51,094
-------------------------------------------------------------------------------------------------------------------------
    Total Operating Expenses                                        522,186      161,690       (16,597)           667,279
-------------------------------------------------------------------------------------------------------------------------
    Operating Income                                                238,023      (53,404)       69,042            253,661
-------------------------------------------------------------------------------------------------------------------------
Other income and expenses, net                                        1,646       (2,361)            -               (715)
Interest expense                                                     65,739            -        11,936   (b)       77,675
Income taxes                                                         67,057      (21,273)       21,700   (d)       67,484
-------------------------------------------------------------------------------------------------------------------------
Net Income                                                          106,873      (34,492)       35,406            107,787
Preferred stock dividends                                            37,182            -             -             37,182
-------------------------------------------------------------------------------------------------------------------------
    Income Available for Common Stock                                69,691      (34,492)       35,406         $   70,605
=========================================================================================================================
Earnings Per Share of Common Stock -Basic                        $     2.24                                    $     2.27
=========================================================================================================================
Earnings Per Share of Common Stock - Diluted                     $     2.09                                    $     2.11
=========================================================================================================================
Average Shares of Common Stock - Basic (Thousands)                   31,127                                        31,127

Average Shares of Common Stock - Diluted (Thousands)                 51,153                                        51,153

See accompanying Notes to Unaudited Pro Forma Combined Condensed Statements of Income.

          Unaudited Pro Forma Combined Condensed Statement of Income
                     Nine Months Ended September 30, 2000


                                                                             Businesses
                                                                              Acquired
                                                                                from
                                                                               Kinder      Pro Forma          Combined
                                                                 ONEOK       Morgan (1)   Adjustments           Total
------------------------------------------------------------------------------------------------------------------------
                                                                   (Thousands of Dollars, except per share amounts)
Operating Revenues                                               $3,970,390    $953,809      $      -         $4,924,199
Cost of gas                                                       3,379,272     920,686       (13,111)  (c)    4,286,847
------------------------------------------------------------------------------------------------------------------------
  Net Revenues                                                      591,118      33,123        13,111            637,352
------------------------------------------------------------------------------------------------------------------------
Operating Expenses
  Operations and maintenance                                        210,198      25,004        (3,240)  (c)      231,962
  Depreciation, depletion, and amortization                         107,556       7,734          (909)  (a)      114,381
  General taxes                                                      39,594       2,007             -             41,601
------------------------------------------------------------------------------------------------------------------------
    Total Operating Expenses                                        357,348      34,745        (4,149)           387,944
------------------------------------------------------------------------------------------------------------------------
    Operating Income                                                233,770      (1,622)       17,260            249,408
------------------------------------------------------------------------------------------------------------------------
Other income and expenses, net                                       10,135        (652)            -              9,483
Interest expense                                                     82,665           -         2,984   (b)       85,649
Income taxes                                                         63,085        (903)        5,425   (d)       67,607
------------------------------------------------------------------------------------------------------------------------
Income before cumulative effect of change in
  accounting principle                                               98,155      (1,371)        8,851            105,635
Cumulative effect of change in
  accounting principle, net of tax                                    2,115           -             -              2,115
------------------------------------------------------------------------------------------------------------------------
Net Income                                                          100,270      (1,371)        8,851            107,750

Preferred stock dividends                                            27,825           -             -             27,825
------------------------------------------------------------------------------------------------------------------------
    Income Available for Common Stock                                72,445      (1,371)        8,851         $   79,925
========================================================================================================================
Earnings Per Share of Common Stock -Basic                        $     2.48                                   $     2.74
========================================================================================================================
Earnings Per Share of Common Stock - Diluted                     $     2.04                                   $     2.19
========================================================================================================================
Average Shares of Common Stock - Basic (Thousands)                   29,214                                       29,214

Average Shares of Common Stock - Diluted (Thousands)                 49,163                                       49,163

(1) Represents the results of operations for the three months ended March 31, 2000. The results of operations, subsequent to the acquisition date are included in the ONEOK results of operations for the nine months ended September 30, 2000.


See accompanying Notes to Unaudited Pro Forma Combined Condensed Statements of Income.

     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME
                           (In Thousands of Dollars)


The pro forma adjustments have been made to the Unaudited Pro Forma Combined Condensed Statements of Income to reflect the following:

(a) ONEOK paid $109 million cash consideration to Kinder Morgan, Inc. for the purchase of the acquired businesses, assumed certain liabilities, including uneconomic contracts, and acquired certain working capital for an additional payment of $53 million. Because the purchase was effective
     March 1, 2000, the purchase price was adjusted for March income. The following calculation of the excess net tangible book value allocated resulting from the acquisition and the resulting effect on depreciation and amortization for the periods presented.

     Cash paid, including transaction costs                                                     $154,009
     Liabilities assumed                                                                         425,825
                                                                                     -------------------
        Total consideration                                                                     $579,834
     Net tangible book value of the businesses acquired                                          652,570
        Net tangible book value                                                                 $(72,736)
                                                                                     ===================

     Allocation of excess net tangible book value:
     Property, plant and equipment                                                              $(90,399)
     Goodwill                                                                                     17,663
                                                                                     -------------------
        Excess net tangible book value                                                          $(72,736)
                                                                                     ===================

     Depreciation and Amortization of excess net tangible book value
     (estimated 20 year weighted average life):

        Adjustment to historic depreciation and amortization as a result of excess net tangible book value for the twelve months ended
        December 31, 1999                                                                       $ (3,637)
                                                                                     ===================

        Adjustment to historic depreciation and amortization as a result of excess
        net tangible book value for the three months ended March 31, 2000                       $   (909)
                                                                                     ===================



(b) Proceeds from ONEOK's debt offerings in March and April, 2000, were used for general corporate purposes, and acquisitions. The weighted average effective interest rate is 7.75 percent. Additional interest expense as a result of the debt financings is as follows.

        Total debt required                                                                     $154,009
        Interest rate on debt                                                                      7.75%

     Interest expense adjustment for the twelve months ended December 31, 1999                  $ 11,936
                                                                                     ===================

     Interest expense adjustment for the three months ended March 31, 2000                      $  2,984
                                                                                     ===================

(c)  Adjustment to record the amortization of uneconomic contract assumed.

     Adjustment to operations and maintenance expense
        for the twelve months ended December 31, 1999                                           $(12,960)
                                                                                     ===================
     Adjusment to operations and maintenance expense
        for the three months ended March 31, 2000                                               $ (3,240)
                                                                                     ===================

     Adjustment to cost of gas for the twelve months ended December 31, 1999                    $(52,445)
                                                                                     ===================

     Adjusment to cost of gas for the three months ended March 31, 2000                         $(13,111)
                                                                                     ===================


(d) To record the tax effect at the statutory rate of all pre-tax pro forma adjustments.